UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 17, 2023

Two Harbors Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Utica Avenue South, Suite 900	St. Louis Park, MN	55416
(Address of Principal Executive Offices)		(Zip Code)

(612) 453-4100

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Exchange on Which Registered:
Common Stock, par value $0.01 per share	TWO	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Stock	TWO PRA	New York Stock Exchange
7.625% Series B Cumulative Redeemable Preferred Stock	TWO PRB	New York Stock Exchange
7.25% Series C Cumulative Redeemable Preferred Stock	TWO PRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 17, 2023, Two Harbors Investment Corp. (the “Company”) held its Annual Meeting of Stockholders for the purpose of: (i) electing eight directors to serve on the Company’s board of directors until the 2024 Annual Meeting of Stockholders; (ii) holding an advisory vote relating to executive compensation; (iii) holding an advisory vote on the frequency of future advisory votes relating to executive compensation; and (iv) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Proposal 1 — Election of Directors

Each of the eight director nominees proposed by the Company’s board of directors was elected to serve as a director until the Company’s 2024 Annual Meeting of Stockholders, or until his or her successor is duly elected and qualified. The voting results for each director nominee were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
E. Spencer Abraham	52,790,623	6,364,801	241,577	14,416,300
James J. Bender	51,361,813	7,791,383	243,805	14,416,300
William Greenberg	57,924,990	1,233,856	238,155	14,416,300
Karen Hammond	57,794,645	1,379,133	223,223	14,416,300
Stephen G. Kasnet	57,153,660	2,009,784	233,557	14,416,300
W. Reid Sanders	57,201,706	1,951,598	243,697	14,416,300
James A. Stern	58,258,010	902,265	236,726	14,416,300
Hope W. Woodhouse	57,197,023	1,978,366	221,612	14,416,300

Proposal 2 — Advisory Vote Relating to Executive Compensation

Stockholders approved the advisory resolution on the Company’s executive compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
57,491,115	1,527,011	378,875	14,416,300

Proposal 3 — Advisory Vote on the Frequency of Future Advisory Votes Relating to Executive Compensation

Stockholders voted to have the Company hold an advisory vote on executive compensation every year. The voting results were as follows:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
58,279,901	204,283	596,034	298,783	14,416,300

Based on the stockholder voting results above, and consistent with its own recommendation, the Company’s board of directors has determined that the Company will continue to hold an advisory vote relating to executive compensation on an annual basis until the next required non-binding advisory vote on the frequency of stockholder votes on executive compensation.

Proposal 4 — Ratification of Selection of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The voting results were as follows:

For	Against	Abstain
72,695,736	741,453	376,112

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

	By:	/s/ REBECCA B. SANDBERG
Rebecca B. Sandberg
General Counsel and Secretary

Date: May 17, 2023